EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Attiazaz “Bob” Din, Chairman of the Board, President and Chief Executive Officer of En Pointe Technologies, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)                    the Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)                    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 17, 2004

/s/ Attiazaz “Bob” Din
Attiazaz “Bob” Din
Chairman of the Board, President and Chief Executive Officer

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Kevin D. Ayers, Vice President and Chief Financial Officer of En Pointe Technologies, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)                    the Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)                    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 17, 2004
/s/ Kevin D. Ayers
Kevin D. Ayers
Vice President and Chief Financial Officer